SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549







                                  FORM 8-K



                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of Earliest Event Reported): October 1, 2002


                         FIRST STATE BANCORPORATION
             (Exact Name of Registrant as Specified in Charter)



           New Mexico               001-12487             85-0366665
 (State or Other Jurisdiction      (Commission          (IRS Employer
      of Incorporation)             File Number)      Identification No.)

            7900 Jefferson, N.E., Albuquerque, New Mexico 87109
            (Address of Principal Executive Offices) (Zip Code)


                               (505) 241-7500
            (Registrant's telephone number, including area code)


                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)


        Item 2.  Acquisition or Disposition of Assets.

                  On October 2, 2002, First State Bancorporation, a New Mexico corporation ("First State"), announced that it had completed its acquisition of First Community Industrial Bank, a Colorado industrial bank, from Blazer Financial Corporation, a Louisiana corporation and an indirect wholly-owned subsidiary of Washington Mutual, Inc., pursuant to the Agreement and Plan of Merger, dated as of May 22, 2002 (the "Merger Agreement"). First State's press release announcing the consummation of the First Community acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  The acquisition, which was completed on October 1, 2002, was accomplished through the merger of First Community with and into First State Bank N.M., a wholly-owned subsidiary of First State, with First State Bank N.M. surviving the merger and continuing its existence as a New Mexico state bank. The aggregate purchase price for the acquisition was $67,154, 061 in cash. The purchase price was determined as a result of arm-length negotiations. The description of the merger contained herein in qualified in its entirety by reference to the Merger Agreement.

        Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        Item (a) Financial Statements of Business Acquired. *

        Financial Statements of First Community Industrial Bank as of December 31, 2001 and 2000 and for the years ended December 31, 2001, 2000 and 1999 were previously reported in our Registration Statement on Form S-3/A filed on August 8, 2002.

        Item (b) Pro Forma Financial Information. *

        Item (c) Exhibits.

        Exhibit 2.1 Agreement and Plan of Merger, dated as of May 22, 2002, by and among First State Bancorporation, First State Bank N.M. (formerly known as First State Bank of Taos), First Community Industrial Bank, Blazer Financial Corporation, and Washington Mutual Finance Corporation (incorporated herein by reference to Exhibit 2.1 on our Form 8-K filed on May 31,
                           2002).

        Exhibit 99.1 News release announcing consummation of the merger issued by First State Bancorporation, dated October 2, 2002 (incorporated herein by reference).


        * First State will file the required financial information with respect to the First Community acquisition under cover an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to be filed.


                                 SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FIRST STATE BANCORPORATION


         Date:  October 11, 2002              By:/s/Brian C. Reinhardt
                                                 _______________________
                                              Brian C. Reinhardt
                                              Executive Vice President
                                              and Chief Financial Officer


                                           EXHIBIT INDEX

Exhibit           Description

2.1 Agreement and Plan of Merger, dated as of May 22, 2002, by and among First State Bancorporation, First State Bank N.M. (formerly known as First State Bank of Taos), First Community Industrial Bank, Blazer Financial Corporation, and Washington Mutual Finance Corporation (incorporated herein by reference to Exhibit 2.1 on our Form 8-K filed on May 31, 2002).

99.1 News release announcing consummation of the merger issued by First State Bancorporation, dated October 2, 2002 (incorporated herein by reference).

Exhibit 99.1
[LOGO]

                                NEWS RELEASE

H. Patrick Dee                                     Brian C. Reinhardt
Chief Operating Officer                            Chief Financial Officer
(505) 241-7102                                     (505) 241-7598

         First State Bancorporation Completes Acquisition of First Community Industrial Bank A Subsidiary of Washington Mutual

         Albuquerque NM--October 2, 2002--First State Bancorporation (NASDAQ:FSNM) announced today that it has completed its acquisition of First Community Industrial Bank, a wholly owned indirect subsidiary of Washington Mutual, Inc. (NYSE:WM). First Community is an industrial bank headquartered in Denver, Colorado with assets of approximately $365.0 million. First Community operates six branches in the Colorado Front Range market area, which includes the Denver MSA, and three branches in the Salt Lake City and Ogden area.

         First State Bancorporation is the $1.0 billion asset commercial bank holding company for First State Bank, which operates 21 branches in Albuquerque and throughout Northern New Mexico.

         First State financed the acquisition through its offering of 2.4 million shares of common stock, which closed and funded in August 2002, and through the proceeds of a $25.0 million trust preferred offering, which closed in June 2002.

         The completion of this acquisition increases the number of branches in the First State system to 30 giving it a presence in the three large metropolitan markets of Albuquerque, Denver, and Salt Lake City. Pro forma for the acquisition, First State Bancorporation will have total assets of approximately $1.3 billion.

         The newly acquired locations in Colorado and Salt Lake City will continue to operate under the First Community Bank name while being branches of First State Bank N.M. a federally insured institution.

         "This acquisition expands our growth opportunities by making us a regional player with four high growth metropolitan markets in Colorado and Utah that should allow us to continue the growth we are experiencing in New Mexico well into the future," stated Michael R. Stanford, President and Chief Executive Officer. "Our model is to provide service to customers in markets that have seen smaller more nimble competitors purchased by large out of region institutions."

         "First Community has a loyal customer base to whom we will be able to offer significantly expanded loan and deposit products that will act as the foundation for us to serve the middle market business customers in these new markets as we have in New Mexico," continues Stanford.

         "This transaction fits nicely into Washington Mutual's ongoing strategy of redeploying capital resources to support growth in its core businesses," said Craig Chapman, President of Washington Mutual's Specialty Finance Division. "We are pleased to have found a new home for the customers and employees of the Industrial Bank."

         First State Bancorporation is the only publicly traded New Mexico based commercial bank holding company. On Tuesday, October 1, 2002, First State's stock closed at $24.55 per share.

         This release includes forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The discussion regarding future growth of the franchise includes forward-looking statements. Other forward-looking statements can be identified by the use of forward-looking words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates," or "anticipates" or the negative of those words or other comparable terminology. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statement. Some factors include fluctuations in interest rates, inflation, government regulations, loss of key personnel, faster or slower than anticipated growth, economic conditions, competition's responses to the Company's marketing strategy, and competition in the geographic and business areas in which we conduct our operations.

         First State's news releases are available through the Investor Relations section of First State's website at www.fsbnm.com.

                                   # # #